UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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PACIFIC ENTERTAINMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

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PACIFIC ENTERTAINMENT CORPORATION
5820 Oberlin Drive, Suite 203
San Diego, California 92121
(858) 450-2900

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

San Diego, California
*, 2011

To the Shareholders of Pacific Entertainment Corporation:

This information statement has been mailed on or about *, 2011 to the stockholders of record on September 6, 2011 (the “Record Date”) of Pacific Entertainment Corporation, a California corporation (the “Company”) in connection with certain actions taken by the written consent by the holders of a majority of the Company’s outstanding voting capital stock, dated as of September 2, 2011, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actions to be taken pursuant to the written consent shall be taken on or about *, 2011, 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Klaus Moeller Klaus Moeller
Chairman of the Board

PACIFIC ENTERTAINMENT CORPORATION
5820 Oberlin Drive, Suite 203
San Diego, California 92121
(858) 450-2900

INFORMATION STATEMENT

General Information

Pacific Entertainment Corporation (the “Company”) is a California corporation with its principal executive offices located at 5820 Oberlin Drive, Suite 203, San Diego, California 92121.  The Company’s telephone number is (858) 450-2900.  This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on September 2, 2011, and will be effective on *, 2011, approximately 20 days after the mailing of this Information Statement.

On August 31, 2011, the Board of Directors of the Company approved various actions and authorized submission of the matters for the approval of the Stockholders. The Stockholders approved the actions by written consent in lieu of a meeting on September 2, 2011, in accordance with the California Corporations Code. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

September 6, 2011 is the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the common stock, no par value (the “Common Stock”), of the Company, to notify such Stockholders of the following:

On September 2, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Company to enter into an Agreement and Plan of Merger, a copy of which is annexed hereto as Exhibit A (the “Merger Agreement”) with its newly-formed wholly-owned subsidiary, Genius Brands International, Inc., a Nevada corporation (“Genius Brands”) for the purpose of changing the state of incorporation of the Company to Nevada from California. Pursuant to the Merger Agreement, the Company will be merged with and into Genius Brands with Genius Brands continuing as the surviving corporation (the “Merger” or the “Reincorporation”). Following the closing of the Merger, the Company’s corporate existence shall be governed by the laws of the State of Nevada and the Articles of Incorporation of Genius Brands, a copy of which is annexed hereto as Exhibit B shall be the Articles of Incorporation of the Company, which Articles of Incorporation provides for (i) the change in name to “Genius Brands International Inc.”, (ii) a capital structure that does not enhance or diminish the relative positions of the outstanding shares and does not adversely affect any class of securities; (iii) an increase in authorized common stock of the Corporation from 100,000,000 to 250,000,000; (iv) a newly authorized 10,000,000 shares of undesignated preferred stock, the rights, privileges, and preferences of which may be designated by the Board of Directors; (v) a Board of Directors classified into two classes of directors, each class with staggered election terms; and (vi) the usual and customary rights, privileges and responsibilities, including the right to indemnification of officers and directors, that are customarily available to the officers and directors of a Nevada corporation, and the Bylaws of Genius Brands, a copy of which is annexed hereto as Exhibit C shall be the Bylaws of the Company.

Additionally, a majority of the voting capital stock of the Company took action in lieu of a special meeting of the Stockholders authorizing the Company to Amend the Company’s 2008 Stock Option Plan to increase the number of shares subject to the plan from 16,000,000 shares of common stock to 50,000,000 shares of common stock (the “Plan Amendment”) and ratifying the selection of HJ Associates and Consultants, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 (the “Auditor Ratification”).

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting stock have voted in favor of the Merger, the Plan Amendment, and the Auditor Ratification,  as outlined in this Information Statement, which action is expected to take place on or about *, 2011.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Merger, the Plan Amendment and the Auditor Ratification. Under the California Corporations Code, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Merger, the Plan Amendment and the Auditor Ratification consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 60,448,815 shares of outstanding Common Stock.

WHAT CORPORATE MATTERS HAVE THE STOCKHOLDERS VOTED FOR?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following Proposals:

1.	TO AUTHORIZE THE REINCORPORATION RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE TO NEVADA FROM CALIFORNIA.

2.	TO AUTHORIZE THE AMENDMENT OF THE COMPANY’S 2008 STOCK OPTION PLAN.

3.	TO RATIFY THE SELECTION OF HJ ASSOCIATES AND CONSULTANS, L.L.P. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

No further vote is required for approval of the Merger, the Plan Amendment, or the Auditor Ratification.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 100,000,000 shares of its common stock, no par value.  As of the Record Date, 60,448,815 shares of Common Stock were issued and outstanding and, after taking into account shares underlying outstanding stock options, outstanding warrants, and the reservation of shares for the issuance under the Company’s equity-based compensation plans, approximately 23,080,077 remained available for issuance. No fractional shares were outstanding.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders.

The following shareholders voted in favor of the Proposals:
Name	Number of Votes (1)

Klaus Moeller	4,147,225
Howard Balaban	8,674,883
Mark Meader Trust DTD 7/25/06	1,500,000
Anthony Meader Trust DTD 7/25/06	1,500,000
Ani Meader Trust DTD 7/25/06	1,500,000
The Meader Family Trust DTD 6/27/02	4,391,133
Balaban Children’s Trust DTD 10/15/06	1,000,000
Balaban Family Trust DTD 12/13/05	7,801,134
Blue Earth Fund, LP	2,500,000
Jeanene Morgan	8,740
________________________
(1)	Represents 33,023,115 (54.6%)

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2011.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the laws of the State of California.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our common stock as of September 2, 2011 known by us through transfer agent records, held by: (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act.  To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable.  Percentage ownership is based on 60,448,815 shares of common stock outstanding as of September 2, 2011.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

No par value common stock	Klaus Moeller 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	4,147,225 shares	11%
No par value common stock	Michael Gene Meader and Suzanne Donayan Meader Trustees The Meader Family Trust dated June 27, 2002 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	4,391,133 shares	11%
No par value common stock	Michael Gene Meader and Suzanne Donayan Meader Trustees of Ani Meader Trust dated July 25, 2006 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	1,500,000 shares	3%
No par value common stock	Michael Gene Meader and Suzanne Donayan Meader Trustees of Mark Meader Trust dated July 25, 2006 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	1,500,000 shares	3%
No par value common stock	Michael Gene Meader and Suzanne Donayan Meader Trustees of Anthony Meader Trust dated July 25, 2006 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	1,500,000 shares	3%
No par value common stock	Larry Balaban and Sara Balaban Trustees of Balaban Family Trust dated December 13, 2005 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	7,801,134 shares	17%
No par value common stock	Larry Balaban and Sara Balaban Trustees of Balaban Children’s Trust dated October 15, 2006 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	1,000,000 shares	2%

No par value common stock	Howard Balaban 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	8,674,883 shares	18%
No par value common stock	James Sommers 7095 Hollywood Blvd #833 Los Angeles, CA 90028	2,633,333 shares	5%
No par value common stock	Jeanene Morgan 5820 Oberlin Dr., Suite 203 San Diego, CA 92121	8,740 shares	<1%
No par value common stock	All officers and directors as a group	30,523,115 shares (1)	63%
_________________
(1)
Where persons listed on this table have the right to obtain additional shares of our common stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from September 2, 2011, these additional shares are deemed to be beneficially owned for the purpose of computing the amount and percentage of common stock owned by such persons. The Company granted each of Messrs. Moeller, Howard Balaban, Larry Balaban and Michael G. Meader an option to purchase up to 2,000,000 shares of the Company’s common stock on January 20, 2009, the total shares of which were vested on December 31, 2009.  On April 26, 2011, the Company signed new employment agreements which granted each of Messrs. Moeller, Meader, Howard Balaban, and Larry Balaban an additional option to purchase up to 1,000,000 shares of the Company’s common stock, 250,000 fully vested as of April 1, 2011, with the remaining option vesting as of April 1, 2012, 2013, and 2014 in the amount of 250,000 shares each year.   The Company granted James Sommers an option to purchase up to 250,000 shares on June 21, 2010, which were fully vested as of that date.  The Company granted Jeanene Morgan an option to purchase up to 50,000 shares on December 31, 2009, which were fully vested as of that date.  The Company granted Jeanene Morgan an option to purchase up to 450,000 shares on December 31, 2010, 150,000 were fully vested as of that date, with the remaining options vesting as of December 31, 2011, 2012, and 2013 in the amount of 100,000 shares each year.  As a result, the percentage ownership interest of each such officer referenced in the table includes the 2,700,000 shares which could be purchased within 60 days of September 2, 2011.  In addition, shares held by such officers as guardian for or in as trustees of trusts established for minor children are included in the table and are reflected in the aggregate number and percentage ownership for all officers and directors as a group.  Each of Messrs. Moeller, Meader, Larry Balaban and Howard Balaban has the right of first refusal for shares owned by Tia Moeller (1,000,000 shares) and Shelly Moeller (3,140,000 shares). These shares were not included in the beneficial ownership calculation of the respective officers’ percentages. Percentages are based on total outstanding shares on September 2, 2011 of 60,448,815.

PROPOSAL NO. 1

TO AUTHORIZE THE REINCORPORATION RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE TO NEVADA FROM CALIFORNIA

On August 31, 2011, the Company’s Board of Directors (the “Board”) approved a proposal that would result in a change in the Company’s state of incorporation from California to Nevada (the “Reincorporation”), and which includes, among other items, (i) a change in the name of the Company from Pacific Entertainment Corporation to Genius Brands International, Inc. (the “Name Change”), (ii) an increase in the Company’s authorized common stock from 100,000,000 shares to 250,000,000 (the “Authorized Share Increase”), (iii) an authorization for 10,000,000 shares of undesignated preferred stock, the rights, privileges and preferences of which may be designated by the Board of Directors (the “Authorized Preferred Stock”), and (iv) a classification of two classes of directors on the Board of Directors, each class with staggered election terms (the “Staggered Board”), each of which is discussed in more detail below.

To accomplish the Reincorporation, the Board approved a merger agreement providing for the Company to merge into a newly formed wholly-owned subsidiary, Genius Brands International, Inc., incorporated in the state of Nevada (the “Nevada Company” or “Genius Brands”).  The name of the Nevada corporation, which will be the successor to the Company, will be Genius Brands International, Inc.  The Company as it currently exists as a corporation organized under the laws of the State of California is sometimes referred to herein as “Pacific Entertainment” or the “California Company.”

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value.  The primary purpose of the Reincorporation is to enable us to reincorporate from California to Nevada, where many publicly-traded corporations are domiciled.  The Board believes that the Reincorporation in Nevada will provide the Company with greater flexibility in corporate governance than is currently available under California law, and will help attract and retain directors and officers.  Nevada’s corporate laws are generally more modern, flexible, highly developed and predictable than California’s corporate laws.  In addition, Nevada corporate laws are periodically revised to be responsive to the changing legal and business needs of corporations.  Reincorporation would allow us to take advantage of the certainty provided by extensive case law, and would help in the recruitment and retention of outside directors due to the more tested exculpation and indemnification provisions permitted under Nevada law.

On September 2, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Reincorporation.  As of September 2, 2011, the directors and executive officers of the Company owned 30,523,115 shares of the Company’s Common Stock, which is just over 50% of the outstanding shares. The directors and executive officers voted all their shares in favor of the Reincorporation.

The following discussion summarizes material provisions of the Reincorporation.  This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by Pacific Entertainment and Genius Brands in substantially the form attached hereto as Exhibit A, the Articles of Incorporation of the Nevada Company to be effective immediately following the Reincorporation (the “Nevada Articles”), in substantially the form attached hereto as Exhibit B, and the Bylaws of the Nevada Company to be effective immediately following the Reincorporation (the “Nevada Bylaws”), in substantially the form attached hereto as Exhibit C.  Copies of the Articles of Incorporation of the Company filed in California, as amended to date (the “California Articles”), and the Bylaws of the Company, as amended to date (the “California Bylaws”), are attached as exhibits to our registration statement on Form 10 filed on May 4, 2011 and are also available for inspection at our principal office.  Copies of such documents will be sent to shareholders free of charge upon written request.

Principal Reasons for the Reincorporation

As we plan for the future, our Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Nevada corporate law provide a reliable foundation on which our Company’s governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Nevada corporate law to their needs and to those of the corporation they own.  The principal factors the Board considered in electing to pursue the Reincorporation are summarized below.

Predictability, Flexibility and Responsiveness to Corporate Needs. Nevada has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances.  The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.  In addition, Nevada offers a system of specialized Business Courts to deal with corporate law questions, which have streamlined procedures and processes that help provide relatively quick and cost effective decisions.  These courts have developed considerable expertise in dealing with corporate issues, as well as a substantial and influential body of case law construing Nevada’s corporate law.  In contrast, California does not have a similar specialized court established to hear only corporate law cases.  Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.  In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Nevada has become a preferred domicile for most major American corporations and Nevada law and administrative practices have become comparatively well-known and widely understood.  As a result of these factors, it is anticipated that Nevada law will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

Enhanced Ability to Attract and Retain Directors and Officers. The Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company.  We are in a competitive industry and compete for talented individuals to serve on the corporation’s management team and our board of directors.  The vast majority of public companies are incorporated in Nevada.  Not only is Nevada law more familiar to directors, Nevada offers greater certainty and stability from the perspective of those who serve as corporate officers and directors.  The parameters of director and officer liability are more extensively addressed in Nevada court decisions and are therefore better defined and better understood than under California law.  The Board believes that reincorporation in Nevada will provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers.  In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Nevada law for intentional misconduct, fraud, or a knowing violation of law.  We believe that the better understood and comparatively stable corporate environment afforded by Nevada will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

Enhanced Ability of the Majority of Shareholders to Exercise Control. The majority of shareholders of a Nevada corporation would have greater ability to exercise control, because Nevada law does not require cumulative voting. Cumulative voting is often used when a minority shareholder (or shareholder group) is otherwise unable to persuade the majority to elect one or more nominees for the election of directors. Under cumulative voting, a shareholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors. Thus, minority shareholders are often able to use cumulative voting to elect one or more directors to the corporation’s board of directors. The Board believes that directors so elected by a minority shareholder who was unable or unwilling to persuade the majority of shareholders would then act to advance courses of action with respect to which the majority of shareholders was not persuaded. Oftentimes, such situations lead to impediment and frustration of the intentions of the majority of shareholders. The Board believes that each director should be elected by a plurality of the vote of the shareholders’ shares present in person or represented by proxy at a meeting of stockholders, rather than a minority, and has included a plurality vote provision in the Nevada Bylaws.

Greater Access to Capital.  Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for us following the Reincorporation because Nevada law is better understood than California law.  In addition, the increase in the number of authorized shares of common stock and the addition of preferred stock that is a part of the Reincorporation will better enable us to raise capital through the issuance of our capital stock to investors on more flexible terms.

Possible Disadvantages

Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, it should be noted that Nevada law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including California.  In addition, the Nevada Articles and the Nevada Bylaws, in comparison to the California Articles and the California Bylaws, contain or eliminate certain provisions that may have the effect of reducing the rights of minority shareholders.  The Reincorporation of the Company in Nevada may make it more difficult for minority shareholders to elect directors and influence our policies.  It should also be noted that the interests of the Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders.  For a summary comparison of shareholders’ rights and the power of management under Nevada and California law, see “The Charters and Bylaws of the California Company and the Nevada Company Compared and Contrasted” and “Significant Differences Between the Corporation Laws of California and Nevada” below.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of Pacific Entertainment with and into the Nevada Company, a wholly-owned subsidiary of the Company that has been recently incorporated under the Nevada Revised Statutes (the “NRS”) for purposes of the Reincorporation.  The Company as it currently exists as a California corporation will cease to exist as a result of the merger and the Nevada Company will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation.  The existing holders of our common stock will own all of the outstanding shares of the Nevada Company’s common stock and no change in ownership will result from the Reincorporation.  We intend to cause the Reincorporation to become effective (the “Effective Time”) by filing the Certificate of Merger and Articles of Merger with the Secretary of State of California and Nevada, respectively, which will be as soon as reasonably practicable and at least 20 days after the date on which this Information Statement has been mailed to the Stockholders.

Immediately upon the Effective Time we will be governed by the Nevada Articles, the Nevada Bylaws and the NRS.  Although the Nevada Articles and the Nevada Bylaws contain many similar provisions from the California Articles and the California Bylaws, they do include certain provisions that are different from the provisions contained in the current California Articles, California Bylaws or under the California General Corporation Law, including, among others, the Name Change, the Authorized Share Increase, the authorization of the Authorized Preferred Stock and the Staggered Board.  See “The Charters and Bylaws of the California Company and the Nevada Company Compared and Contrasted” and “Significant Differences Between the Corporation Laws of California and Nevada” below.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our current employees, including management.  Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive office located at 5820 Oberlin Drive, Suite 203, San Diego, California 92121.  The consolidated financial condition and results of operations of the Nevada Company immediately after consummation of the Reincorporation will be the same as those of Pacific Entertainment immediately prior to the consummation of the Reincorporation.  In addition, upon the effectiveness of the merger, the Board of Directors of the Nevada Company will consist of those persons elected to the Board of Pacific Entertainment, and will continue to serve as specified in the Nevada Articles, and the individuals serving as executive officers of Pacific Entertainment immediately prior to the Reincorporation will continue to serve as executive officers of the Nevada Company, without a change in title or responsibilities.  Upon effectiveness of the Reincorporation, the Nevada Company will be the successor in interest to Pacific Entertainment and the shareholders will become stockholders of the Nevada Company.

Immediately upon the Effective Time of the Reincorporation, each outstanding share of common stock of Pacific Entertainment will automatically be converted into one share of common stock of the Nevada Company.   All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by the Nevada Company and each outstanding option to purchase shares of Pacific Entertainment’s common stock will be converted into an option to purchase an equivalent number of shares of the Nevada Company’s common stock on the same terms and subject to the same conditions.  In addition, each outstanding warrant exercisable for shares of common stock of Pacific Entertainment will be converted into a warrant exercisable for the same number of shares of the Nevada Company’s common stock with no other changes in the terms and conditions of such warrant.   The registration statements of Pacific Entertainment on file with the SEC immediately prior to the Reincorporation will be assumed by the Nevada Company, and the shares of the Nevada Company will continue to be on the OTCQB and the OTCBB.

CERTIFICATES FOR SHARES IN PACIFIC ENTERTIANMENT WILL AUTOMATICALLY REPRESENT SHARES IN THE NEVADA COMPANY UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the NRS or the California General Corporation Law may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Nevada corporation may be increased, although the Company does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the Effective Time, subject to applicable law. The Company will re-solicit majority shareholder consent of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Name Change

The Reincorporation Agreement provides that the name of the surviving corporation in the merger, the Nevada Company, will continue to be Genius Products International, Inc.  We are proposing to change our name as part of the Reincorporation to more closely align our corporate name with our primary brand - Baby Genius® - and our current business.

Increase in Authorized Common Stock

As part of the Reincorporation, the number of authorized shares of common stock will increase from 100,000,000 shares that are currently available for issuance pursuant to the California Articles to 250,000,000 shares that are reserved for issuance pursuant to the Nevada Articles (the “Authorized Share Increase”). Of the Company’s existing 100,000,000 shares of authorized shares of common stock, 60,448,815 shares were outstanding as of September 2, 2011, and after taking into account shares underlying outstanding stock options, outstanding warrants and the reservation of shares for issuance under our equity-based compensation plans, approximately 23,080,077 of the 100,000,000 shares authorized in the California Articles remain available for issuance.

The Board believes the Authorized Share Increase is necessary and advisable in order to maintain our financing and capital raising flexibility and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our 2008 Stock Option Plan and other transactions and corporate purposes that the Board of Directors deems are in the Company’s best interest.  The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Nevada law. We review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and our shareholders.

The Authorized Share Increase will not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. The Authorized Share Increase will be effective at the Effective Time.

As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the Authorized Share Increase may, among other things, decrease existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing shareholders and have a negative effect on the market price of the common stock.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board. Although the Authorized Share Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that the effect of the Authorized Share Increase could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We could also use the additional shares of common stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value or that they will not adversely affect our business or the trading price of the common stock.

Authorized Preferred Stock

As part of the Reincorporation, the Nevada Articles authorizes up to 10,000,000 shares of preferred stock and gives the Board of Directors the authority, within the limitations set forth in the Nevada Articles, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. The actual effect of the issuance of any shares of the preferred stock upon the rights of the holders of common stock cannot be stated until the Board of Directors determines the specific rights of any shares of the preferred stock.  However, the effects may include, among other things, restricting dividends on common stock, diluting the voting power of the common stock, reducing the market price of the common stock or impairing the liquidation rights of the common stock without further action by the shareholders. Holders of our common stock will not have preemptive rights with respect to the preferred stock.

In deciding whether to issue shares of preferred stock, the Board of Directors will consider the terms of such stock and the effect of the issuance on the operating results of the Company and its existing shareholders. The Board of Directors may issue preferred stock for capital raising, transactions, acquisitions, joint ventures or other corporate purposes that have the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the Board of Directors were to issue additional common stock for such purposes.  The Board of Directors will, in the exercise of its fiduciary duties to the shareholders, weigh all factors carefully, together with the need and prospects of the Company, before committing to the issuance of further shares not requiring shareholder approval.  As with the Authorized Share Increase, the Board does not propose this amendment for the purpose of discouraging mergers or changes in control of the Company.

Staggered Board of Directors

As part of the Reincorporation, the Nevada Articles provide for a Board of Directors which will be classified into two classes of directors.  The Board believes it is in the best interest of the Company to divide the Board of Directors into two classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of the office of one class expiring each year.  The Nevada Articles provides for one class of Directors for a term expiring at the first annual meeting of stock holders and another class of Directors for a term expiring at the following annual meeting of stockholders.  Thereafter, each Director shall serve for a term ending at the second annual meeting of stockholders of the Nevada Company following the annual meeting at which such Director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Nevada Company, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the second year following the year of their election.

Stability and Continuity

Two-year staggered terms are designed to provide stability and to provide a framework in which, at any given time, a class of directors will have had prior experience as directors of the Company and a more thorough knowledge of the Company’s operations and strategy. Directors who have experience with the Company and knowledge about its business are a valuable resource and are better positioned to make the fundamental decisions that are best for the Company and its stockholders. In addition, because a classified Board of Directors produces more orderly change in the composition of the Board of Directors and in the policies and strategies of the Company, a classified Board of Directors may strengthen the Company’s ability to recruit and retain prominent and highly-qualified directors.  The Board believes that a classified structure will help to attract well-qualified directors who are willing to make a significant commitment to the Company and its stockholders for the long term. In addition, in light of the current corporate governance climate, in which many qualified individuals are increasingly reluctant to serve on public company boards, the Company could also be placed at a competitive disadvantage in recruiting qualified director candidates if their service to the Board of Directors could potentially be limited to a one-year term.

Accountability to Stockholders

The Board believes that the benefits of a classified Board of Directors structure do not come at the cost of directors’ accountability to stockholders. Directors elected to two-year terms are not any less accountable or responsive to stockholders than directors elected annually, since all directors are required to act in the best interests of our stockholders and the Company, in accordance with their fiduciary duties under all applicable law, regardless of the length of their terms. We believe that overall accountability of the Board is achieved through our stockholders’ selection of responsible, experienced and respected individuals as directors and is not compromised by the length of any director’s term.

           Protection Against Unfair Takeover Attempts

The Board believes that a classified Board plays an important role in protecting against an unsolicited takeover proposal at a price that is not in the long-term best interests of the Company and its stockholders. A mere attempt to obtain control, even if unsuccessful, can seriously disrupt the conduct of a company’s business and cause it to incur substantial expense. Classified board structures have been shown to be an effective means of protecting long-term stockholder interests against these types of abusive tactics. While a classified board does not prevent or preclude unsolicited takeover attempts, it encourages potential acquirers to negotiate with the Board of Directors and to offer a full and fair price in order to provide maximum value to our stockholders. Because only a portion of the Company’s directors are elected at any annual meeting of stockholders, at least two annual meetings would be required to replace the Board of Directors and to dismantle other stockholder protection measures. This gives the directors additional time and leverage to evaluate the adequacy and fairness of any takeover proposal, weigh alternative proposals and ultimately negotiate the best result for all stockholders.

The Charters and Bylaws of the California Company and the Nevada Company Compared and Contrasted

The Nevada Articles and the Nevada Bylaws will be the articles of incorporation and bylaws of the Company following the Reincorporation.   The material changes that have been made in the Nevada Articles and the Nevada Bylaws of the Nevada Company as compared with those of Pacific Entertainment are described below in this section or under “Significant Differences Between the Corporation Laws of California and Nevada” below.  The Nevada Articles and the Nevada Bylaws are attached hereto as Exhibits B and C, respectively, and the California Articles and the California Bylaws have been previously filed with the SEC by the Company.

In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Nevada Articles following shareholder approval and certain such changes could be implemented by amendment of the Nevada Bylaws without shareholder approval.  The following summary of the applicable provisions of the Nevada Articles, Nevada Bylaws, California Articles and California Bylaws describes only those differences between the California Articles and the California Bylaws, on the one hand, and the Nevada Articles and the Nevada Bylaws, on the other hand, that the Board considers to be material to shareholders and does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents.  Shareholders are encouraged to read the Nevada Articles, Nevada Bylaws, California Articles and California Bylaws in their entirety.

Provision	California Company	Nevada Company
Authorized Shares
The California Articles authorize one class of shares - the common shares. The Company is authorized to issue up to 100,000,000 shares of common stock, of which 60,448,815 had been issued as of September 2, 2011, and of which 14,476,108 are subject to currently outstanding options and warrants.

As discussed in more detail above under the heading “Increase in Authorized Common  Stock,” the Nevada Articles authorizes 250,000,000 shares of common stock, which represents an increase of 150,000,000 shares as compared to the 100,000,000 shares currently authorized for issuance under the California Articles.

Unlike the California Articles, which authorize no preferred stock, the Nevada Articles also authorizes 10,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Nevada Articles, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock.  Under the Nevada Articles, shares of preferred stock could be issued in a financing in which investors purchase preferred stock with rights, preferences and privileges that may be superior to those of the common stock.  In addition, shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase common stock in the Nevada Company at a discount to the then current market price, which would have a dilutive effect on the hostile parties.  No shares of preferred stock are currently authorized or outstanding.

Restrictions on Transactions with Interested Shareholders	No provision.
The Nevada Bylaws do not contain any such limitations; however, the Nevada Company has not opted out of Section 78.411 to 78.444, inclusive, of the NRS and the Company will be subject to such restrictions following the Reincorporation.  As discussed in more detail below, Sections 78.411 to 78.444 prohibits, subject to certain exceptions, a Nevada corporation from engaging in a business combination with an interested shareholder (i.e., a shareholder acquiring 10% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder.  These restrictions makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

The Board believes that the protections imposed by the NRS and other applicable provisions of Nevada law strike the right balance in providing the Company with flexibility while still providing protection to the Company and its shareholders from potential unsolicited takeover proposals.

Provision	California Company	Nevada Company

Classified Board	The California Articles do not provide for a classified Board of Directors.
The Nevada Articles provides for a classified Board of Directors.  The Board believes it is in the best interest of the Company to divide the Board of Directors into two classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of the office of one class expiring each year.  The Nevada Articles provides for one class of Directors for a term expiring at the first annual meeting of stock holders and another class of Directors for a term expiring at the following annual meeting of stockholders.

Change in Number of Directors
Under the California General Corporation Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that the authorized number of directors shall not be less than three and that the exact number of directors of the Company shall be fixed from to time by the Board.

Under the NRS, the number of directors shall be fixed by or in the manner provided in the bylaws or the articles od incorporation.  Under the Nevada Bylaws and Nevada Articles, the Board may establish the exact size of the Board.  The current size of the Board has been fixed at five directors.

Filling Vacancies on the Board of Directors
Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders.

The California Bylaws provide that all vacancies on the board may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote or consent of the holders of any percentage exceeding fifty percent of the outstanding shares of the Company entitled to vote at a duly held meeting at which a quorum is present.

The California Bylaws provide that the shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the Board of Directors.  If such election is by written consent, the consent of a majority of the outstanding shares entitled to vote is required.

Under Nevada law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the articles of incorporation. The Nevada Articles and the Nevada Bylaws follow Nevada law and provide that any vacancies and any newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.  As all shareholders have the ability to submit director recommendations to be considered as nominees for service on the Company’s Board, allowing shareholders to fill vacancies would circumvent this process.  As a result, the Board believes that the interests of all shareholders are most likely to be served by empowering the Board with the sole authority to fill vacancies.

Provision	California Company	Nevada Company

Removal of Directors
The California Bylaws do not contain further provisions regarding the removal of directors, but, rather, default to the provisions of California law.  California law provides that a director may be removed by the board if declared of unsound mind or if convicted of a felony. Directors may be removed without cause by the vote or written consent of the holders of any percentage exceeding fifty percent (50%) of the outstanding shares of the Company entitled to vote.

Nevada law provides that any director may be removed from office, with our without cause, by a vote of not less than two-thirds of the Company’s stockholders entitled to vote, and a new director or directors may be elected by a vote of the remaining directors.  As stated above, the Board believes that the interests of all shareholders are most likely to be served by empowering the Board with the sole authority to fill vacancies.  Accordingly, the Nevada Bylaws do  not contain a provision for removal of board members or power to fill board vacancies by shareholders.

Bylaw Amendments
The California Bylaws may be amended by shareholders entitled to exercise a majority of voting power, or by the Board; provided, however, that a change in the size of the Board in certain circumstances will require the approval of shareholders.

The Nevada Bylaws may be amended by shareholders entitled to exercise a majority of voting power, or by the Board.
Plurality Voting; Elimination of Cumulative Voting
California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election.

Under Nevada law, cumulative voting is not mandatory, and a corporation must provide for cumulative voting rights in its articles of incorporation if it wishes to adopt cumulative voting.  Further, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a plurality vote.

The Nevada Bylaws provide for plurality voting for the election of directors.  Because the Nevada Bylaws provide for plurality voting, we will not provide for cumulative voting in director elections following the Reincorporation.  Most Nevada corporations have not adopted cumulative voting.

The Board believes that cumulative voting is incompatible with the objectives of a plurality voting standard.  Plurality voting enables all shareholders to have a greater voice in director elections and facilitates the election of directors that most closely represent the interests of all shareholders.  By contrast, cumulative voting gives shareholders the ability to vote all of their shares for a single nominee or to distribute the number of shares that they are entitled to vote among two or more nominees.  Cumulative voting thus allows minority shareholders to elect a director, and the absence of cumulative voting would make it more difficult for a minority shareholder whose interests are adverse to a plurality of the shareholders to obtain representation on the board of directors of the Company.

Provision	California Company	Nevada Company

Shareholder Proposal Provisions; Ability of Shareholders to Call Special Meetings
There is no specific statutory requirement under California or Nevada law with regard to advance notice of director nominations and shareholder proposals.  Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The California Bylaws provide that a special meeting of the shareholders of the Company may be called by one or more shareholders holding not less than ten percent of the votes present at that meeting.  A shareholder call for a special meeting must be made in writing, specifying the date and time of such meeting and the general nature of the business proposed to be transacted, and be delivered to our officers.  If a special meeting of the shareholders is called by one or more shareholders, we must provide notice to the shareholders of record entitled to vote at such meeting in not less than 35 nor more than 60 days after receipt of the request.

The Nevada Bylaws provide that only the Board has the right to call a special meeting of shareholders.

The Board believes that empowering the Board with the authority to call special meetings of the shareholders is most consistent with the Board’s duty to ensure that the Company acts to further the best interests of all shareholders and helps mitigate the possibility that one or more minority shareholders could divert the attention and time of the Board and management, as well as the Company’s resources, by forcing the Company to hold one or more special meeting for any purpose.

Indemnification
California law requires indemnification when the indemnitee has defended the action successfully on the merits. Expenses incurred by an officer or director in defending an action may be paid in advance if the officer or director undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification.  California law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.

The California Articles authorize indemnification to the fullest extent permissible under California law.  The California Bylaws provide for indemnification of officers and directors for all expenses actually paid by such persons in the settlement of any action, suit or proceedings provided that the Board shall have first determined that the officer or director was acting in good faith and in a manner he or she believed was in the best interests of the Company. No indemnification is required if the officer or director is finally adjudged to be liable for gross negligence or intentional misconduct in the performance of his or her duty to the corporation.

Nevada law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation.  Expenses incurred by an officer or director in defending an action may be paid in advance if the officer or director undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Nevada law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Nevada law permits a Nevada corporation to provide indemnification in excess of that provided by statute.

The Nevada Articles authorizes indemnification to the fullest extent permissible under Nevada law.

Provision	California Company	Nevada Company

Elimination of Director Personal Liability for Monetary Damages
California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

●     Intentional misconduct or knowing and culpable violation of law;

●     Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

●     Receipt of an improper personal benefit;

●     Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

●      Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

●      Transactions between the corporation and a director who has a material financial interest in such transaction; or

●      Liability for improper distributions, loans or guarantees.

The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

The NRS permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

●      Intentional breaches of the director’s fiduciary duty to the corporation or its shareholders;

●      Acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; or

●      The payment of unlawful dividends or unlawful stock repurchases or redemption.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The Nevada Articles eliminates the liability of directors to the company for monetary damages to the fullest extent permissible under the NRS. As a result, following the Reincorporation, directors of the Nevada Company cannot be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors so long as that gross negligence or lack of due care does not involve bad faith.

Forum for Certain Actions

As stated above, the Board believes the Reincorporation is in the best interests of our shareholders in part because Nevada has adopted comprehensive and flexible corporate laws revised regularly to meet changing business circumstances.  Nevada offers a system of specialized Business Courts to deal with corporate law questions, which have streamlined procedures and processes that help provide relatively quick and cost effective decisions.  These courts have developed considerable expertise in dealing with corporate issues, as well as a substantial and influential body of case law construing Nevada’s corporate law.  In contrast, California does not have a similar specialized court established to hear only corporate law cases.  Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Accordingly, the Nevada law provides that, except for (i) actions in which the Business Court in the State of Nevada concludes that an indispensable party is not subject to the jurisdiction of the Nevada courts, and (ii) actions in which a federal court has assumed exclusive jurisdiction of a proceeding, any derivative action brought by or on behalf of the Company, and any direct action brought by a stockholder against the Company or any of its directors or officers, alleging a violation of the NRS, the Company’s Articles of Incorporation or Bylaws or breach of fiduciary duties or other violation of Nevada decisional law relating to the internal affairs of the Company, shall be brought exclusively in the Business Court in the State of Nevada, unless otherwise permitted by the Board of Directors.

Significant Differences Between the Corporation Laws of California and Nevada

The California Corporations Code and Chapter 78 of the Nevada Revised Statuetes differ in many respects and, consequently, it is not practical to summarize all of the differences in this Information Statement.  The following provides a summary of major substantive differences between the California General Corporation Law and the NRS beyond those discussed in “The Charters and Bylaws of the California Company and the Nevada Company Compared and Contrasted” above.  The following is not intended to be an exhaustive description of the differences between the laws of the two states.  Accordingly, all statements herein are qualified in their entirety by reference to the respective sections of the General Corporation Laws of California and Nevada.

Shareholder Voting in Acquisitions

The California and Nevada laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Nevada law generally require that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporations approve a statutory merger. In addition, both California and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The NRS does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

•	The merger agreement does not amend the existing certificate of incorporation;

•	Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger;

•
The number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger will not exceed by more than 20 percent the total number of voting shares of the surviving Nevada corporation outstanding immediately before the merger; and

•
The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6ths) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations

Nevada, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” or “hostile” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Sections 78.411 to 78.444 of the NRS prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); the adoption of any plan of liquidation of the corporation proposed by or under any agreement, arrangement, or understanding with the interested stockholder; any reclassification, recapitalization, merger of the corporation with any of its subsidiaries, or other transaction that has the effect of increasing the proportionate ownership of the interested stockholder; or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial assistance or tax advantages provided by or through the corporation. These prohibitions also apply to affiliates and associates of the interested stockholder.

The three-year moratorium imposed on business combinations by Sections 78.411 to 78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met:

(i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder;

(ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934.  A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original articles of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote.  Nevada Company has not elected, and does not intend to elect, not to be governed by these Sections; therefore, Sections 78.411 to 78.444 will apply to Nevada Company.

Sections 78.411 to 78.444 should encourage any potential acquirer to negotiate with the Company's Board of Directors. These Sections also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Shareholders should note that the application of these Sections to the Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then-current market price. These Sections should also discourage certain potential acquirers unwilling to comply with their provisions.

California law does not have a section similar to Nevada Sections 78.411 to 78.444, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Nevada law does not have an analogue to the California law in this respect. However, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The NRS has no comparable provision.

Cumulative Voting

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote.  In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.  In addition, shareholders holding at least 10% of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the NRS, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s articles of incorporation if shareholders are to be entitled to cumulative voting rights.

The California Articles and California Bylaws do not provide for a classified board of directors, but they do permit cumulative voting.  The Nevada Articles and Nevada Bylaws provide for a classified Board and do not provide for cumulative voting.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under Nevada law, any director may be removed from office by the vote of shareholders representing not less than two-thirds of the voting power of the class or series of stock of the corporation entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of shareholders owning sufficient voting power to have prevented such director's election in the first instance. The articles of incorporation of the Nevada Company do not provide for cumulative voting, and do not specify any larger percentage for removal; therefore, two-thirds of the voting power of the class or series of stock entitled to elect a director may remove such director.

The California Articles and California Bylaws do not provide for a classified board of directors, but they do permit cumulative voting. The Nevada Articles and Nevada Bylaws do not provide for a classified Board and do not provide for cumulative voting.

Shareholder Power to Call Special Shareholders’ Meeting

Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws, which, pursuant to the California Bylaws, includes one or more shareholders representing five percent or more of the votes that may be cast at such meeting.

Under Nevada law, a special meeting of shareholders may be called as set forth in the corporation's bylaws. The bylaws of the Nevada Company provide that a special meeting of shareholders may be called by the directors or an officer instructed by the directors to call the meeting. Shareholders do not have the right to call a special meeting. This could make it more difficult for shareholders to initiate action that is opposed by the board of directors. Such action on the part of shareholders could include the removal of an incumbent director, the election of a shareholder nominee as a director, or the implementation of a rule requiring shareholder ratification of specific defensive strategies that have been adopted by the board of directors with respect to unsolicited takeover bids. The ability of the board of directors under Nevada law to limit or eliminate the right of shareholders to initiate action at shareholder meetings may make it more difficult to change the existing board of directors and management.

Limitation of Liability and Indemnification

California and Nevada have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed above under “The Charters and Bylaws of the California Company and the Nevada Company Compared and Contrasted,” there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Nevada law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Nevada corporations in attracting and retaining outside directors.

Inspection of Shareholder Lists and Books and Records

Both California and Nevada law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder.  California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors.  Nevada law allows the shareholders to inspect the list of shareholders entitled to vote at a meeting only upon five days' notice by either a person who has been a shareholder of record at least six months or a person holding, or authorized in writing by the holder of, 5% of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the shareholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the shareholder has not at any time sold or offered for sale any list of shareholders of any corporation or aided and abetted any other person for such purpose.  Nevada law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law, any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder.  To inspect the accounting and financial books and records of a Nevada corporation, a shareholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a shareholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its shareholders.  The California Bylaws provide that shareholders holding 5% or more of the Company’s voting shares have the right to obtain from our transfer agent a list of the names and addresses of the shareholders who are entitled to vote for the election of directors.

Appraisal Rights

Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the shareholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 shareholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the shareholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of the Company under California law with respect to the Reincorporation.

Dissolution

Under California law, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.

Under Nevada law, a corporation generally may dissolve only upon the passing of a resolution by the corporation's board of directors and upon approval by the shareholders holding 50% or more of the total voting power of shareholders.

Interested Director Transactions

Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either (i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Under Nevada law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.  Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation.

Dividends and Repurchases of Shares

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Interests of our Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of our shareholders generally.  For instance, the reincorporation in Nevada may be of benefit to our directors and officers by reducing the potential personal liability and increasing the scope of permitted indemnification of each director and officer, by strengthening our ability to resist a takeover bid, and in other respects.  The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation.

Certain Material United States Federal Income Tax Considerations of the Reincorporation

The following discussion summarizes the material U.S.  federal income tax consequences of the Reincorporation to holders of our common stock.  This summary is not exhaustive of all possible tax considerations.  The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S.  Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect.  Such change could materially and adversely affect the tax consequences described below.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary is for general information only and does not address all aspects of U.S.  federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code.  This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.

This summary is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.  In addition, the following discussion only addresses “U.S.  persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

•	individuals who are citizens or residents of the United States;

•
corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	estates the income of which is subject to U.S. federal income taxation regardless of its source;

•
trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S.  federal income tax purposes holds our common stock, the U.S.  federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership.  A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S.  federal income tax consequences to the partner of the Reincorporation.

This summary is not a comprehensive description of all of the U.S.  federal tax consequences that may be relevant to holders.  We urge you to consult your own tax advisor regarding your particular circumstances and the U.S.  federal income and estate tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S.  federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.  However, we believe:

•	the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

•	no gain or loss will be recognized by holders of Pure California common stock on receipt of Pure Nevada common stock pursuant to the Reincorporation;

•	the aggregate tax basis of the Pure Nevada common stock received by each holder will equal the aggregate tax basis of the Pure California common stock surrendered by such holder in exchange therefor;

•	and the holding period of the Pure Nevada common stock received by each holder will include the period during which such holder held the Pure California common stock surrendered in exchange therefor.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Securities Act Consequences

The shares of common stock in the Nevada Company to be issued in exchange for shares of Pacific Entertainment are not being registered under the Securities Act of 1933 (the “Securities Act”).  In that regard, the Nevada Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve a sale of securities for purposes of the Securities Act, and on interpretations of that rule by the SEC which indicate that the making of certain changes in our articles of incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the reincorporation, the Nevada Company will continue to file periodic reports and other documents with the SEC and provide its shareholders the same type of information that the Company has previously filed and provided.  Shareholders holding shares of Pacific Entertainment that are restricted from transfer under the Securities Act will have shares of the Nevada Company that are subject to the same restrictions on transfer as those to which their present shares are subject.  For purposes of computing compliance with the holding period requirement of Rule 144 promulgated under the Securities Act, shareholders will be deemed to have acquired their shares of the Nevada Company on the date full payment of the purchase price was made for shares of Pacific Entertainment.  In summary, the Nevada Company and its shareholders will be in the same respective positions under Rule 144 after the merger as were the Company and its shareholders prior to the merger.

Proposal No. 2.     Amendment to 2008 Stock Option Plan

On August 31, 2011, the Company’s Board approved a proposal that would amend the Pacific Entertainment Corporation 2008 Stock Option Plan (the “Plan”) to increase the shares issuable under the plan by 34,000,000 shares.  The increase will help us to continue to achieve our goal of attracting, retaining and motivating talented employees and consultants.  As of September 1, 2011, the maximum number of shares that may be issued under the Plan is 16,000,000 shares of common stock, of which 14,005,000 are issuable under outstanding stock options granted under the Plan.  As a result of this amendment a total of 50,000,000 common shares will be authorized for grant under the Plan since its inception.

On September 2, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Company to amend the Plan, authorizing for grant up to 50,000,000 common shares.  Our named executive officers and directors have an interest in amending the Plan because they are eligible to receive plan awards.

Summary of the Amended Plan

The following questions and answers provide a summary of the principal features of the Plan and its operation.  This summary is qualified in its entirety by the Plan documents previously filed with the SEC as Exhibits 4.2 through 4.5 to our registration statement on Form 10 filed May 4, 2011 and the amendment attached hereto as Exhibit D.

Question: What is the purpose of the Plan?

Answer: The purpose of the Plan is to give you and other eligible employees, members of the Board of Directors, officers, key employees, and consultants of the Company and its affiliates options that are linked to the performance of the Company’s common stock. These awards include:

•	incentive stock options; and
•	non-statutory or non-qualified stock options.

Any option granted under the Plan is intended to give or increase the direct proprietary interest if the recipient in the operations and future success of the Company, so that he or she will be motivated to expend maximum effort to improve the business results and earnings of the Company.

Question:  What is an option?

Answer:  An option is a right to buy the Company’s common stock for a fixed price during a fixed period of time. The terms and conditions of an option are specified in an underlying agreement. The shares available for issuance under the Plan will be reduced by one shares for every share subject to an option granted under the Plan and, if the award expires or becomes unexercisable without having been exercised in full, the reserve of share available for future awards will be replenished by one share for every one share subject to the expired or forfeited portion of the award.

Question: Who is eligible to receive an option under the plan?

Answer: The Plan provides that options may be granted to any employee, director or consultant of the Company or an affiliate of the Company whose participation in the plan is determined to be in the best interests of the Company by the Board. For purposes of the Plan, the term “affiliate” means other related entities, controlled by, controlling or under common control with the Company. The term includes a subsidiary. A subsidiary is a subsidiary corporation of the Company that is 50% or more owned by the Company, either directly or indirectly. The actual number of these persons who will receive awards under the Plan cannot be determined in advance because the Board has discretion to select the participants.

Question:  Who currently administers the Plan?

Answer:  The Board administers the Plan.  The Board has the sole discretion to: (i) select the recipients of awards under the Plan, (ii) determine the terms and conditions of awards such as the exercise price and vesting schedule; and (iii) interpret the provisions of the Plan and outstanding awards.

Subject to the availability of a sufficient number of non-employee members of the Board, the Board may establish a committee and delegate administration of the Plan to that committee.  To the extent the Company wishes to qualify grants as exempt from Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.  Further, to make grants to our officers and directors, the members of the committee must also qualify as “independent directors”.  Members of the committee must also qualify as “outside directors” under Section 162(m) to the extent the Company wishes to receive a federal tax deduction for certain compensation paid under the Plan to our Chief Executive Officer and the next three highest paid employees.

Question:  What awards may non-employee directors receive under the Plan?

Answer:  Non-employee directors are eligible to receive non-qualified options only under the Plan.

Question:  What is the exercise price of an option?

Answer:  The exercise price of the shares subject to each option is set by the Board, but cannot be less than 100% of the fair market value on the date of grant of the shares covered by the option. The fair market value of shares covered by an option is calculated as the five-day average closing price of our common stock on the trading day immediately preceding the grant date plus 10%.  With respect to an incentive stock option granted to a shareholder who holds more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price cannot be less than 110% of the fair market value on the date of grant.

Question:  When can an option be exercised?

Answer:  An option granted under the Plan generally cannot be exercised until it vests.  The Board establishes the vesting schedule of each option at the time of grant.  Options granted under the Plan expire at the times established by the Board, but not later than ten years after the grant date (and not later than five  years after the grant date in the case of an incentive stock option granted to an optionee who is a shareholder who holds more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary). Except as the Board may otherwise provide, stock options generally may be exercised, to the extent vested, at any time prior to the earlier of the expiration date of the option or 90 days from the date the optionee ceases to provide services to the Company for any reason other than death or disability.  If the optionee ceases to provide services to the Company as a result of his or her death or disability, the option generally may be exercised, to the extent vested, at any time prior to the earlier of the expiration date of the option or twelve months from the optionee’s death or cessation of services due to disability.

Question:  How can optionees pay the Company for the exercise price of the option?

Answer:  The permissible methods of payment are: (1) cash or cash equivalents; (2) if the option agreement provides, tender of shares of common stock having, on the date of exercise, a fair market value equal to the aggregate exercise price; or (3) by a combination of methods (1) and (2). In addition, if the option agreement provides, the optionee may make payment of the option price by having the certificates for the shares of common stock for which the option is being exercised delivered to a licensed broker acceptable to the Board. This method of payment is known as a “cashless exercise.” Finally, if the option agreement provides, the optionee may request that the Company reduce the number of shares of common stock to be issued to the optionee upon exercise of the option by the number of shares equal in value to the aggregate exercise price of the option.  The Board may also include other methods of payment in individual option agreements, as long as the methods are permitted by law. The optionee must pay any taxes we are required to withhold at the time of exercise.  If permitted by the Board, such taxes may be paid through the withholding of shares issued as a result of the exercise of the option.

Question:  Are there any restrictions on resale of shares of common stock issuable under the plan?

Answer: Yes.  The shares available for grant under the Plan have not been registered under the Exchange Act.  As a result, the shares issued upon exercise of any option under the Plan will represent restricted shares and any certificates representing those shares will bear legends containing certain resale restrictions.  Unless the Plan is subsequently registered, recipients of options under the Plan will be required to hold any shares purchased on exercise of a non-statutory stock option for a period of at least six months and any shares purchased on exercise of an incentive stock option for a minimum of one year from the date of exercise. Shares acquired on exercise of an incentive stock option must be held for a minimum of the later of two years after the date of grant of the option or one year following exercise of the option.  Disposition of the shares purchased on exercise of an incentive stock option within a shorter time period will result in the option being treated as a non-statutory stock option for tax purposes.

Common shares issued pursuant to an option may be sold or transferred by non-affiliates once they are no longer subject to any restriction or similar condition. However, affiliates must resell their common shares in compliance with the volume limitations and other requirements of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). In addition, holders who are officers or trustees of the Company or beneficial owners of more than 10% of the common shares are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to their transactions under the Plan. Section 16 requires persons subject to its provisions to file reports with the Commission on all of their transactions in the issuer’s equity securities.  All employees, including officers and directors, are also subject to the Company’s insider trading policy.

Question:  What happens if the Company’s capital structure changes as a result of a stock split or other similar event?

Answer:  If we experience a change in our capital structure as a result of a stock dividend, reorganization, merger, consolidation, sale of all or substantially all of our assets, recapitalization, reclassification, stock split, reverse stock split, stock dividend or other similar actions, the Board will make an appropriate and proportionate adjustment to (i) the maximum number of shares available for issuance under the Plan, (ii) the per person limits on awards, (iii) the number and kind of shares subject to outstanding awards, and (iv) the exercise price of outstanding stock option awards, as appropriate to reflect the changes to our capital structure.  Any such adjustment in outstanding options will not change the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of an outstanding option, but shall include a corresponding proportionate adjustment in the exercise price per share.

Question:  What happens in the event of a merger or similar transaction?

Answer:  In the event of a merger or other transaction that results in a change of control of the Company, the Board will take either of the following two actions:

•
Fifteen days prior to the scheduled consummation of the transaction, all options outstanding under the Plan will become immediately exercisable and will remain exercisable for a period of 15 days (the “exercise window”). Any exercise of an option during such 15-day period will be conditioned upon the consummation of the transaction and shall be effective only immediately before the consummation of the event.  Upon consummation of the transaction, the Plan and all outstanding but unexercised options shall terminate.

•
The Board may elect, in its sole discretion, to cancel any outstanding options and pay or deliver, or cause to be paid or delivered, to the holder an amount in cash or securities having a value equal to the product of the number of shares of common stock subject to the option (the “option shares”) multiplied by the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of common stock pursuant to such transaction exceeds (2) the exercise price applicable to such option shares.

A “change of control” transaction is one in which:

(i) the shareholders of the Company immediately prior to the transaction hold less than 50% of the beneficial ownership of the outstanding securities of the surviving entity;

(ii) during any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board unless the nomination of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period;

(iii) there shall be consummated (x) any consolidation or merger of the Company in which it is not the surviving entity or pursuant to which voting securities would be converted into cash, securities, or other property, other than a merger in which the holders of voting securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer of all, or substantially all of the assets of the Company unless consummated at the insistence of an appropriate banking regulatory agency; or

(iv) approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

However, if the merger, consolidation or reorganization with one or more other entities does not constitute a change of control, any option awarded pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such option would have been entitled immediately following such merger, consolidation or reorganization, with a corresponding proportionate adjustment of the exercise price per share so that the aggregate option price thereafter will be the same as the aggregate exercise price of the shares remaining subject to the option immediately prior to such merger, consolidation or reorganization.

As discussed below under “Executive Compensation - Employment Agreements and Arrangements,” the Board has approved employment agreements with Messrs. Moeller, Meader, Howard A. Balaban and Larry A. Balaban which provide that, upon termination without cause or as a result of a change of control, the unvested portion of any options then held by the executive officer will immediately vest.  For purposes of these agreements, a “change of control” includes the sale of all or substantially all of the Company’s assets, a merger or consolidation resulting in securities representing 50% of the combined voting power of the outstanding common stock being transferred to persons who are different from the holders immediately preceding the transaction, the acquisition (directly or indirectly) of 50% of the total combined voting power of the common stock pursuant to a tender or exchange offer, or a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

Question:  Can awards be transferred by the participant?

Answer:  Incentive stock options are not transferable, other than by will or by the applicable laws of descent and distribution.  Unless otherwise determined by the Board, non-qualified stock options granted under the Plan will also not be transferable other than by will or by the applicable laws of descent and distribution.

Federal Tax Consequence to Participants as a Result of Receiving An Award Under The Plan

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from options granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options.  No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.  As a result of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”); however, non-qualified stock options granted with an exercise price below the fair market value of the underlying stock may be taxable to participants before exercise of an award, and may be subject to additional taxes under Section 409A and comparable state laws.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax, or AMT, rules apply, in which case AMT taxation will occur in the year of exercise.  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option.  Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.

Effect on Options of Rule 16b-3(d)(3) under the Exchange Act. The tax consequences of options (other than incentive options for which the holding period requirements described above are satisfied) may vary if the recipient is a director or an executive officer subject to the short-swing trading restrictions of Section 16(b) of the Exchange Act, or if the recipient is exempted from these restrictions by the six-month holding provision of Rule 16b-3(d)(3). In general, if the recipient falls into this category and exercises an option prior to the date that is six months after the option grant date, he or she will recognize income on the date six months after the option grant date (based on the fair market value of the option shares on that date) and begin the holding period on such date, unless the participant files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code (a “§ 83(b) Election”) to recognize income on the exercise date (in which case the amount of income is based on the fair market value of the option shares on the exercise date) and therefore begins the holding period on the exercise date. A §83(b) Election must be filed within 30 days after the exercise date

Tax Effects to the Company of Grants of Awards Under the Plan

We generally will be entitled to a tax deduction in connection with non-qualified stock options awarded under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.  Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three next most highly compensated executive officers.  Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if other conditions of Section 162(m) are met.  These conditions include:  (i) shareholder approval of the material terms of the Plan, (ii) setting limits on the number of awards that any individual may receive, and (iii) for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid.  The Plan has been designed to permit the Board to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive federal income tax deductions in connection with such awards.

The Company is not entitled to a deduction with respect to the issuance of incentive stock options or their exercise. The amount received by the Company as the exercise price will be considered the amount received by the employer for the transfer of the underlying stock. If the optionee causes the option to be disqualified (by disposing of his or her stock prematurely prior to the end of the requisite holding period), however, the Company may take a deduction for that amount recognized by the optionee as ordinary income in the same year as the optionee recognizes the income.

Amendment or Termination of the Plan

The Board generally may amend or terminate the Plan at any time and for any reason.  Amendments will be contingent on shareholder approval if required by applicable law (for instance, qualification of the Plan to include incentive stock options), stock exchange listing requirements or if so determined by the Board.  By its terms, the Plan will automatically terminate on December 29, 2018 unless it is earlier terminated by the Board.  As discussed above, the Plan may also be terminated upon certain changes of control of the Company.

Specific Benefits to Be Awarded Under the Plan

The amount and timing of awards granted under the Plan are determined in the sole discretion of the Board and therefore are not determinable in advance.  Future awards that would be received under the Plan by executive officers and directors, other employees or consultants are discretionary and are therefore not determinable at this time.

If the proposed amendment of the Plan had been in effect for our fiscal year ended December 31, 2010, we do not expect that the number of shares granted to participants under the Plan during that year would have been materially different than the number of shares granted set forth in the table below.  The only change to the Plan that will be made pursuant to this proposal is the increase of shares issuable under the Plan by 34,000,000 shares. Specific benefits granted under the Plan and other material terms previously approved by the Company’s shareholders will not change as a result of the proposal.

Set forth in the table below are the number of equity awards since inception that have been granted under the equity incentive plan to: (i) each of our named executive officers, (ii) our executive officers as a group, (iii) our nonemployee directors as a group, (iv) each other person who has received more than 5% of the options under the Plan, and (v) our non-executive employees and consultants as a group:

Name	Number of Shares(1) Subject to Options Granted (#)	Average Exercise Price ($)
Named Executive Officers:
Klaus Moeller	3,000,000	$0.44
Jeanene G. Morgan	500,000	$0.36
Michael G. Meader	3,000,000	$0.44
Larry A. Balaban	3,000,000	$0.44
Howard A. Balaban	3,000,000	$0.44
All current executive officers as a group (5 persons)	12,500,000	$0.44
Non-employee directors as a group	-	-
Each other person who has received more than 5% of the options under the Plan(2)	1,000,000	$0.44
All non-executive employees as a group (10 persons)	505,000	$0.46
__________________
(1)       Represents shares of common stock, no par value, of the Company.
(2)       Represents a five-year option to purchase up to 1,000,000 shares of common stock granted to Alfred Kahn, a consultant, on June 13, 2001, of which 500,000 will vest on the first anniversary of the grant date and 500,000 will vest on the second anniversary of the grant date.

As of September 2, 2011, the closing price per share of our common stock on the OTCQB was $0.19.

Reasons for Proposed Amendment

We believe the amendment of the Plan, as proposed, will substantially assist us in continuing to attract and retain employees, non-employee directors and consultants in the highly competitive industries in which we do business.  We will benefit from the increased stock ownership of selected executives, employees and non-employee directors.  The increase in the reserve of common stock available under the Plan will enable us to continue to grant such awards to executives, other eligible employees, non-employee directors and consultants who we feel will benefit the Company through their services.

Proposal No. 3.     Ratification of Selection of Independent Registered Public Accounting Firm

On August 31, 2011 the Board unanimously selected HJ Associates and Consultants, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  On September 2, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of the Stockholders and ratified such selection.  Our Board engaged HJ Associates and Consultants, L.L.P. in September, 2008 and the firm has audited our financial statements for the fiscal years ended December 31, 2008 through December 31, 2010.

Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of our independent registered public accounting firm. However, the Board of Directors submitted the selection of HJ Associates and Consultants, L.L.P. for majority consent of the shareholders for ratification as a matter of good corporate practice.  Notwithstanding the majority shareholder ratification, the Board of Directors in its discretion may appoint a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interests of our shareholders.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Our officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Since the Company only became subject to Sections 13(a) and 15(d) on July 5, 2011, none of our directors or executive officers was required to make such filings during the fiscal year ended December 31, 2010.  Each such person filed the required initial report on July 5, 2011.

Shareholder Proposals

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders, shareholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.  Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

Delivery of Information to a Shared Address

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Pacific Entertainment Corporation, Attention: Secretary, 5820 Oberlin Drive, Suite 203, San Diego, California 92126, Attention: Klaus Moeller, Chief Executive Officer, or call the Company at (858) 450-2900 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

Availability Of Information and Annual Report of The Company

Pursuant to new SEC rules, we are providing access to our proxy materials and annual report on the Internet. Copies of this Information Statement and our Annual Report filed with OTC Markets Group, Inc., including the financial statements for fiscal 2010 as filed with the SEC as part of our registration statement on Form 10 filed May 4, 2011, are available at www.sec.gov and upon written request and without charge to any shareholder by writing to: Pacific Entertainment Corporation, Attention: Secretary, 5820 Oberlin Drive, Suite 203, San Diego, California 92126.

By Order of the Board of Directors,

/s/ Klaus Moeller
Klaus Moeller
Chief Executive Officer

San Diego, California
September 7, 2011

Exhibit A
AGREEMENT AND PLAN OF MERGER

OF

PACIFIC ENTERTAINMENT CORPORATION, A CALIFORNIA CORPORATION

AND

GENIUS BRANDS INTERNATIONAL, INC., A NEVADA CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of *, 2011, made and entered into by and between Pacific Entertainment Corporation, A California corporation ("Pacific”), and Genius Brands International, Inc., a Nevada corporation ("Genius"), which corporations are sometimes referred to herein as the "Constituent Corporations."

W I T N E S S E T H:

WHEREAS, Pacific  is a corporation organized and existing under the laws of the State of California, having been incorporated on January 3, 2006, under the laws of the State of California under the California Corporations Code; and

WHEREAS, Genius is a wholly-owned subsidiary corporation of Pacific organized and existing under the laws of the State of Nevada, having been incorporated on *, 2011, under the Nevada Revised Statutes; and

WHEREAS, the respective Boards of Directors of Pacific and Genius have determined that it is desirable to merge Pacific with and into Genius and that Genius shall be the surviving corporation (the "Merger"); and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pacific and Genius hereto agree as follows:

ARTICLE I
MERGER

1.1 On the effective date of the Merger (the "Effective Date"), as provided herein, Pacific shall be merged with and into Genius, the separate existence of Pacific shall cease and Genius (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Genius Brands International, Inc. by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of the Surviving Corporation in the State of Nevada will be The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, Nevada 89703 (County of Carson City).

ARTICLE II
ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

2.1 The name of the Surviving Corporation shall be "Genius Brands International, Inc.”  The Articles of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Articles of Incorporation of Genius without change, unless and until amended in accordance with this Agreement or otherwise amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

3.1 The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of Genius without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1 On the Effective Date, the holders of the common stock of Pacific shall receive one share of common stock of Genius (“Genius Common Stock”) as consideration and in exchange for each one share of common stock of Pacific and shall have no further claims of any kind or nature; and all of the common stock of Genius held by Pacific shall be surrendered and canceled.   Each holder of record of any outstanding certificate or certificates theretofore representing stock of Pacific may surrender the same to the Surviving Corporation at its offices, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of common stock of the Surviving Corporation equal to the number of shares of common stock of the Corporation represented by such surrendered certificates (the “Conversion Amount”), provided however, that each certificate or certificates of the Corporation bearing a restrictive legend shall bear the same restrictive legend on the certificate or certificates of the Surviving Corporation.  Until so surrendered, each outstanding certificate which prior to the effective time of the Merger represented one or more shares of stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of shares of stock of the Surviving Corporation equal to the Conversion Amount.

4.2 On the Effective Date, the holders of any options, warrants, or other securities of Pacific shall be enforced against Genius to the same extent as if such options, warrants, or other securities had been issued by Genius.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING CORPORATION

5.1 On the Effective Date, the separate existence of Pacific shall cease.  Pacific shall be merged with and into Genius, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, Genius shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of Pacific and Genius, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in Genius; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of Genius, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in Pacific and Genius, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of Pacific shall thenceforth attach to Genius, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.2 Pacific agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of Pacific and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1 Upon the Effective Date, the officers and directors of Genius shall be the officers and directors of the Surviving Corporation

6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Genius Bylaws.

ARTICLE VII
DISSENTING SHARES

7.1 Holders of shares of Pacific common stock who have complied with all requirements for perfecting their rights of appraisal as required in the California Corporations Code shall be entitled to their rights under California law with payments to be made by the Surviving Corporation.

ARTICLE VIII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
PRIOR TO EFFECTIVE DATE

8.1 Promptly after the approval of this Agreement by the requisite number of shareholders of Pacific, the respective Boards of Directors of Pacific and Genius will cause their duly authorized officers to make and execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of California and Nevada, respectively, in accordance with the California Corporations Code and the Nevada Revised Statutes. The Effective Date shall be the date on which the Articles of Merger is filed with the Secretary of State of California and the Secretary of State of Nevada.

8.2 The Boards of Directors of Pacific and Genius may amend this Agreement and the Genius Articles of Incorporation or Genius Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Pacific may not (i) change the amount or kind of shares to be received in exchange for the Pacific common stock; or (ii) alter or change any of the terms and conditions of this Agreement or the Genius Articles of Incorporation or Genius Bylaws if such change would adversely affect the holders of the Genius Common Stock.

ARTICLE IX
TERMINATION OF MERGER

9.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of Pacific and Genius.

ARTICLE X
MISCELLANEOUS

10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without reference to its principles of conflicts of law.

10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Pacific shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

10.3 AGREEMENT. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5820 Oberlin Drive, Suite 203, San Diego, California 92121, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

10.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

GENIUS BRANDS INTERNATIONAL, INC.

A Nevada corporation

By:____________________________________________________
Michael Meader, President

PACIFIC ENTERTAINMENT CORPORATION

 A California corporation

By:____________________________________________________
Michael Meader, President

Exhibit B

ARTICLES OF INCORPORATION

OF

GENIUS BRANDS INTERNATIONAL, INC.,

A Nevada Corporation

ARTICLE I
NAME

        The name of the corporation is Genius Brands International, Inc. (the "Corporation").

ARTICLE II
RESIDENT AGENT AND REGISTERED OFFICE

        The name and address of the Corporation's resident agent for service of process is The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, Nevada 89703 (County of Carson City).

ARTICLE III
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV
CAPITAL STOCK

        4.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be two hundred sixty million (260,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

        4.02    Common Stock.    The total number of authorized shares of Common Stock shall be two hundred fifty million (250,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.

        4.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

        (a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

        (b)   The number of shares to constitute the class or series and the designation thereof;

        (c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

        (d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

        (e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

        (f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

        (g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

        (h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

        (i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

        The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE V
DIRECTORS

        The Board of Directors shall be divided into two classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of office of one class expiring each year. Following approval of this Articles of Incorporation, the stockholders shall elect one class of Directors until the first annual meeting of stockholders (the “Class B Directors”) and another class of Directors for a term expiring at the following annual meeting of stockholders (the “Class A Directors”). Thereafter, each Director shall serve for a term ending at the second annual meeting of stockholders of the Corporation following the annual meeting at which such Director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the second year following the year of their election.

Subject to the foregoing, the number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

The names and addresses of the original Directors are as follows:

Class A:

Klaus Moeller
5820 Oberlin Drive, Suite 203, San Diego, CA 92121

Howard Balaban
5820 Oberlin Drive, Suite 203, San Diego, CA 92121

Saul Hyatt
5820 Oberlin Drive, Suite 203, San Diego, CA 92121

Class B:

Michael Meader
5820 Oberlin Drive, Suite 203, San Diego, CA 92121

Larry Balaban
5820 Oberlin Drive, Suite 203, San Diego, CA 92121

ARTICLE VI
DIRECTORS' AND OFFICERS' LIABILITY

        The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII
INDEMNITY

        Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

        Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

        The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: *, 2011

___________________________________
Michael Meader, Incorporator

Exhibit C

BYLAWS

OF

GENIUS BRANDS INTERNATIONAL, INC.

(a Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.   CERTIFICATES REPRESENTING STOCK.  Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the Chief Executive Officer or a President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation.  Any or all the signatures on any such certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Chapter 78 of the General Corporation Law of Nevada (the “Private Corporations Law”).  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2.   UNCERTIFICATED SHARES.  Subject to any conditions imposed by the Private Corporations Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares.  Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Private Corporations Law.

Section 3.   FRACTIONAL SHARE INTERESTS.  The corporation may, but shall not be required to, issue fractions of a share.  If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.  A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation.  The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4.   STOCK TRANSFERS.  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5.   RECORD DATE FOR STOCKHOLDERS.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Private Corporations Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Private Corporations Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.   MEANING OF CERTAIN TERMS.  As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Private Corporations Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

Section 7.   STOCKHOLDER MEETINGS.

A. TIME.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors.  A special meeting shall be held on the date and at the time fixed by the directors.

B.  PLACE.  Annual meetings and special meetings may be held at such place, either within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada.  The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320 of the Nevada Private Corporations Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

C. CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

D. NOTICE OR WAIVER OF NOTICE.  Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Private Corporations Law.  Except as otherwise provided by the Private Corporations Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  Whenever notice is required to be given under the Nevada Private Corporations Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

E. STOCKHOLDER LIST.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

F. CONDUCT OF MEETING.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the Chief Executive Officer, President, an Executive Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders.  The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

G. PROXY REPRESENTATION.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy.  Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.  A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 78.355 of the Nevada Private Corporations Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

H. INSPECTORS.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof.  If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat.  Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability.  The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

I. QUORUM.  The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.

J. VOTING.  Each share of stock shall entitle the holder thereof to one vote.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Any other action shall be authorized by a majority of the votes cast except where the Private Corporations Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws.  In the election of directors, and for any other action, voting need not be by ballot.

8.   STOCKHOLDER ACTION WITHOUT MEETINGS.  Except as any provision of the Private Corporations Law may otherwise require, any action required by the Private Corporations Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission.  The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.    Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Private Corporations Law.

ARTICLE II

DIRECTORS

1.   FUNCTIONS AND DEFINITION.  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation.  The Board of Directors shall have the authority to fix the compensation of the members thereof.  The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.   QUALIFICATIONS AND NUMBER.  A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada.  The initial Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator.  Thereafter the number of directors constituting the whole board shall be at least one.  Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one.  The number of directors may be increased or decreased by action of the stockholders or of the directors.

3.   ELECTION AND TERM.  The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders or as otherwise specified in the certificate of incorporation and until their successors are elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.  Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders or as otherwise specified in the certificate of incorporation and until their successors are elected and qualified or until their earlier resignation or removal.  Except as the Private Corporations Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4.   MEETINGS.

A. TIME.  Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

B. PLACE.  Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

C. CALL.  No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

D. NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Nevada Private Corporations Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

E. QUORUM AND ACTION.  A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place.  Except as herein otherwise provided, and except as otherwise provided by the Private Corporations Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Private Corporations Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

F. CHAIRPERSON OF THE MEETING.  The Chairperson of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. COMMITTEES.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 78.125 of the Private Corporations Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

6.   WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a Chief Executive Officer, President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, one or more Executive Vice-Presidents, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate.  Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director.  Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith.  The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary.  Any officer may be removed, with or without cause, by the Board of Directors.  Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the Private Corporations Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

ARTICLE VII

INDEMNIFICATION

A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.3900 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

Exhibit D

THIRD AMENDMENT TO
2008 STOCK OPTION PLAN OF
PACIFIC ENTERTAINMENT CORPORATION

The Pacific Entertainment Corporation 2008 Stock Option Plan (the “Plan”) as amended, is further amended effective *, 2011, in the following respects:

1.	Section 4 is stricken in its entirety and is amended to read as follows:

4.    Shares Subject to the Plan.

(a)            Share Reserve.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Options after the Effective Date shall not exceed fifty million (50,000,000) shares.  Shares may be issued in connection with a merger or acquisition as permitted by NYSE Listed Company Manual Section 303A.08 or, if applicable, NASD Rule 4350(i)(1)(A)(iii) or AMEX Company Guide Section 711, and such issuance shall not reduce the number of shares available for issuance under the Plan.  Furthermore, if an Option (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the Option receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares Common Stock that may be issued pursuant to the Plan.

(b)            Reversion of Shares to the Share Reserve.  If any shares of common stock issued pursuant to an Option are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan.  Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.  Notwithstanding the provisions of this Section 4(b), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(c)            Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 4(c), subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be fifty million (50,000,000) shares.

(d)            Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the market or otherwise.

2.
This amendment shall be effective as to all options granted under the Plan following the effective date hereof and shall not be applicable to nor shall it effect options granted under the Plan prior to the date hereof.

D-1